Exhibit 99.2

© 2022 Zynerba Pharmaceuticals, Inc. All rights reserved. NASDAQ ZYNE Advancing Science. Improving Connections. Next-Generation Transdermal Cannabinoid Therapeutics June 2022

Forward-Looking Statements The statements in this presentation may include forward-looking statements within the meaning of the private securities litigation reform act of 1995. These statements, among other things relate to the future operations, opportunities or financial performance of Zynerba pharmaceuticals, inc. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations, including the following: the company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the results, cost and timing of the company’s clinical development programs, including any delays to such clinical trials relating to enrollment or site initiation; clinical results for the company’s product candidates may not be replicated or continue to occur in the company’s ongoing or planned clinical trials in FXS, 22q, or ASD, or in any additional trials, and may not otherwise support further development in a specified indication or at all; the company’s planned reconnect trial may not be determined to be sufficient to support a submission for regulatory approval, including an nda or maa; actions or advice of the U.S. Food and drug administration and foreign regulatory agencies may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the company’s ability to obtain and maintain regulatory approval for its product candidates, and the labeling under any such approval; the company’s expectations regarding its ability to obtain and adequately maintain sufficient intellectual property protection for its product candidates. These and other risks are described in our filings with the securities and exchange commission, available at www.sec.gov. Any forward-looking statements that the company makes in this presentation speak only as of the date of this presentation. The company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 2 © 2022 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba and Zygel are trademarks of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners. trademarks are property of their respective owners.

A different and exciting approach to Cannabidiol

An Orphan-Focused Neuropsychiatric, Biopharmaceutical Company June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 4 Permeation-enhanced Patent-protected through 2038 Pharmaceutically manufactured; THC free FIRST AND ONLY TRANSDERMAL CANNABIDIOL GEL One Phase 3 clinical program ongoing Two additional indications are Phase 3 ready LATE-STAGE PIPELINE Leadership expertise in transdermal delivery, rare diseases and specialty markets Clean balance sheet and cash runway to end of 2023 / early 2024 POSITIONED FOR SUCCESS A different and exciting approach to Cannabidiol

Benefits of Our Approach to Cannabidiol June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 5 FDA regulated Consistency of production Purity of ingredients No THC – not a scheduled drug by U.S. DEA Scalable production process PHARMACEUTICAL MANUFACTURING PHARMACEUTICAL DISPENSARY Ease of application for caregivers of patients with behavioral issues Minimizes GI side effects and reduces risk for liver toxicity Lower risk for drug/drug interactions Avoids conversion to THC in stomach TRANSDERMAL DELIVERY

Clinical Development Programs Fragile X Syndrome FXS 22q Deletion Syndrome 22q Autism Spectrum Disorder ASD

Overlap of Symptoms Across Conditions June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 7 Anxiety Seeks Isolation Social Avoidance Lack of Interaction Attention Deficits Irritability FXS 22q ASD

Fragile X Syndrome (FXS) Focused Clinical Pipeline June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 8 Preclinical Phase 1 Phase 2 Pivotal Market 22q Deletion Syndrome (22q) Autism Spectrum Disorder (ASD) Regulatory Filing U.S. Orphan Drug and Fast Track designations; EU Orphan Drug designation U.S. Orphan Drug designation ZygelTM (ZYN002 Cannabidiol Gel)

• Zygel safety database across all clinical studies includes data from over 900 volunteers and patients • Majority of treatment-emergent AEs (TEAE) were mild or moderate • Most common Zygel-related TEAE are application site events, the majority of which were mild and transient • No clinically significant changes in vital signs or ECGs • No Zygel-related clinically significant changes in laboratory values, including liver function tests June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 9 Well-Tolerated Safety Profile

Fragile X Syndrome

~78K U.S. PATIENTS What is Fragile X Syndrome (FXS) June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 11 • Leading known cause of inherited intellectual disability and autism spectrum disorder • Mutation of the FMR1 gene causes endocannabinoid system (ECS) dysregulation • Easily identified mutation manifests as multiple CGG repeats on FMR1 (full mutation >200 repeats) • Resulting in cognitive, social, and behavioral symptoms • Behavioral Symptoms linked to deficiencies in the ECS WITH FXS EU/UK PATIENTS ~121K

Poised for Success in FXS June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 12 Largest clinical trial ever conducted in children with FXS Extensive safety database Patients on drug for up to five years Statistically significant outcomes in children with complete methylation Lessons Learned from Previous Trials Improve Probability of Success in RECONNECT Pivotal Trial

Role of FMR1 Methylation in FXS June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 13 • FMR1 gene codes for production of FMRP* which is vital to synapse development • Methylation of the FMR1 gene plays a role in determining gene function • When methylation of the FMR1 gene silences the gene, no FMRP is produced: • Systems and processes affected by FMRP become dysregulated • ~60% of FXS patients are believed to be completely methylated • Completely methylated patients are the most severely impacted ~47K U.S. PATIENTS WITH COMPLETE METHYLATION EU/UK PATIENTS ~73K *RNA-binding protein that helps regulate synaptic development and plasticity

CONNECT-FX Trial Key Learning: Results with complete methylation of FMR1 gene Consistent Improvements Observed with Zygel vs. Placebo in Patients with Complete Methylation June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 14 PRIMARY ENDPOINT CAREGIVER REPORTED BEHAVIOR CHANGE CLINICIAN REPORTED BEHAVIOR IMPROVEMENTS CLINICALLY MEANINGFUL BEHAVIOR IMPROVEMENTS ABC-CFXS Social Avoidance Subscale Caregiver Global Impression of Change (ZYGEL vs Placebo) Clinical Global Impression of Improvement (anchored)** More Patients Achieved Meaningful Change (ZYGEL vs Placebo) Ad hoc analysis of 136 patients with complete methylation *Statistically significant , **Not specific to Social Avoidance 40% median percent improvement in socially avoidant behaviors (p=0.027*) SOCIAL INTERACTION 63% vs 37% (p=0.005*) IRRITABLE/DISRUPTIVE BEHAVIORS 54% vs 33% (p=0.027*) SOCIAL AVOIDANCE/ISOLATION 58% vs 46% (p=0.195) OVERALL BEHAVIOR 61% vs 46% (p=0.100) ANY IMPROVEMENT Zygel vs placebo 50% vs 36% (p=0.128) SOCIAL AVOIDANCE (≥ 3 POINTS) 56% vs 37% (p=0.030*) IRRITABILITY (≥ 9 POINTS) 37% vs 26% (p=0.232)

Change in ABC-CFXS Social Avoidance June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 15 Clinically Meaningful Changea Achieved and Maintained in Patients with Complete Methylation of FMR1 Geneb 0 10 20 30 40 50 60 70 80 90 100 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 Cumulative Percentage of Patients Month Zygel (n=47) Placebo (n=49) Switch from Placebo to Zygel CONNECT-FX Double-Blindc Open-Label Extension Patients on Zygel a. Meaningful change in Social Avoidance: ≥3-point improvement from baseline; maintained for ≥ 2 consecutive visits b. Patients matching primary efficacy population in RECONNECT c. ZYN2-CL-016 (CONNECT-FX)

Design Optimized from CONNECT-FX Trial June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 16 More patient and family friendly Extending trial to 18-weeks Increased dosing option for individuals >50 kg Successful completion of Phase 3 pivotal trial expected to satisfy requirements for an NDA submission in the U.S. and a marketing authorization application in the EU. Primary endpoint: Patients with complete methylation

Confirmatory Pivotal Trial Design June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 17 Double-Blind, Placebo-Controlled Study: Initiated 18 weeks 3 to 17 years old Moderate-to-Severe FXS Zygel (n~100; 80*) 250 mg daily (≤30kg) 500 mg daily (>30kg) 750 mg daily (>50kg) (weight-based dose) Placebo (n~100; 80*) Mirrors Zygel administration *Patients with complete methylation of FMR1 gene Patients randomized (1:1) to receive either Zygel or placebo Open Label Extension (OLE): Ongoing 24 months All patients receive Zygel

Trial Objectives June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 18 Change from baseline to end of treatment in ABC-CFXS Social Avoidance subscale in patients who have complete (100%) methylation of their FMR1 gene • Change from baseline to end of treatment in: • ABC-CFXS Irritability subscale in patients who have complete methylation • ABC-CFXS Social Avoidance subscale among all randomized patients (complete and partial methylation) • Percent of patients: • Any improvement on the Caregiver Global Impression of Change (CaGI-C) for Social Interactions among patients with complete methylation • Rated as improved on the Clinical Global Impression-Improvement (CGI-I) scale among patients with complete methylation SECONDARY ENDPOINTS PRIMARY ENDPOINT

Next Steps in FXS June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 19 Continued RECONNECT pivotal trial enrollment Topline results expected in 2H 2023

22q11.2 Deletion Syndrome (22q) Image courtesy Positive Exposure © 2016 Positive Exposure. All rights reserved. www.PositiveExposure.org. Eliza, living with 22q11.2 deletion syndrome

What is 22q11.2 Deletion Syndrome (22q)? June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 21 • Rare disorder and second most common genetic disorder, behind Down syndrome • Midline condition with abnormalities affecting palate, face, heart and other organs; surgically corrected in infancy • Neuropsychiatric illnesses and learning disabilities common • Early onset of neuropsychiatric symptoms disrupts development and quality of life, and heightens risk of later psychotic disorders • No drugs currently approved WITH 22q U.S. PATIENTS ~83K

U.S. ORPHAN DRUG DESIGNATION GRANTED FOR TREATMENT OF 22q Rationale for Zygel in 22q June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 22 • Overlapping symptoms with FXS and ASD • Associated with increased anxiety, irritability, social withdrawal and social interaction problems • Cannabidiol may treat neuropsychiatric symptoms due to activity as: • Modulator of ECS • Agonist at serotonin1A receptors • Antagonist at GPR55 receptors

INSPIRE Phase 2 Trial Design June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 23 Period 1: Completed 14 weeks 4 to 15 years old With 22q11.2 Deletion Syndrome Zygel (n = 20) 250 mg daily (≤35kg) 500 mg daily (>35kg) (weight-based dose) Period 2: Ongoing 24 weeks Efficacy assessments include: (week 14 vs baseline) • Anxiety, Depression and Mood Scale (ADAMS) • Aberrant Behavior Checklist-Community (ABC-C) • Pediatric Anxiety Rating Scale-Revised (PARS-R) • Clinical Global Impression — Severity and Improvement (n = 13 of 17 Completers)

• Statistically significant improvements at 14 weeks of treatment compared to baseline for multiple efficacy assessments: • The total score and all five subscales of the Anxiety, Depression and Mood Scale (ADAMS) • All five subscales of the Aberrant Behavior Checklist – Community (ABC-C) • Pediatric Anxiety Rating Scale - Revised (PARS – R) • The majority of patients showed clinically meaningful improvements at week 14 as demonstrated by the Clinical Global Impression – Improvement (CGI-I) • Seventy-five percent of patients were rated by the clinicians as “improved”, “much improved” or “very much improved” • Nearly two-thirds (62.5%) of the patients being “much improved” or “very much improved” • Zygel was shown to be well tolerated, and the safety profile was consistent with previously released data from other Zygel clinical trials • Three patients reported treatment related adverse events which were all mild application site adverse events • One patient discontinued treatment due to adverse events not related to Zygel May 2022 Zynerba Corporate Template 24 Positive Top Line Results from INSPIRE Trial

ADAMS and ABC-C Results June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 25 ABC -C Subscale Baseline Week 14 Change from Baseline Mean % Improvement p Value Median % Improvement Social Withdrawal 14.4 7.9 -6.4 27.6% 0.0110 46.4% Inappropriate Speech 4.2 2.4 -1.8 18.3% 0.0166 50.0% Stereotypic Behavior 3.9 1.6 -2.3 52.1% 0.0155 58.3% Irritability 18.4 10.0 -8.4 36.3% 0.0055 39.6% Hyperactivity 18.1 10.4 -7.6 16.5% 0.0091 38.1% ADAMS Subscale Baseline Week 14 Change from Baseline Mean % Improvement p Value Median % Improvement Total Score 36.1 17.7 -18.4 45.3% 0.0005 43.0% General Anxiety 10.4 5.1 -5.4 43.6% 0.0005 48.8% Depressed Mood 7.6 3.4 -4.3 50.3% 0.0033 52.8% Social Avoidance 8.7 4.3 -4.4 41.3% 0.0084 50.5% Obsessive / Compulsive Behavior 3.0 1.1 -1.9 64.0% 0.0037 66.7% Manic / Hyperactive Behavior 7.6 4.4 -3.1 38.2% 0.0032 27.4%

Next Steps in 22q June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 26 Discuss regulatory pathway with FDA Initiate Phase 3 program after FDA discussions and RECONNECT top line results

Autism Spectrum Disorder

Rationale for Zygel in Autism Spectrum Disorder (ASD) June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 28 • Results from FXS trials suggested spectrum of activity against behaviors also seen in ASD: irritability, social avoidance and anxiety • Studies suggested ASD is linked to disruption of the ECS • Altered anandamide* signaling may contribute to ASD-related social and communication impairments • The ECS modulates many cellular functions and molecular pathways altered in ASD • Cannabidiol may modulate the ECS and improve certain autism-related behaviors WITH ASD U.S. CHILDREN AND ADOLESCENTS ~1.4M * Anandamide is one of two primary endocannabinoids

BRIGHT Open-label Phase 2 Trial Design June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 29 Period 1 14 weeks 3 to 16 years old Moderate-to-Severe ASD Zygel (n = 37) 250 mg daily (≤35kg) 500 mg daily (>35kg) (weight-based dose) Period 2 24 weeks 18 Patients with ≥ 35% improvement in Irritability at week 14 continued on Zygel

BRIGHT Phase 2 Trial Results: Period 1 Statistically Significant Results at Week 14 Compared to Baseline (Completers in Efficacy Population n=28†) June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 30 † n=26 for ABC-C inappropriate speech; *Statistically significant; Full data available in May 26, 2020 and October 15, 2020 press releases Irritability: 39% (p<0.0001*) Inappropriate Speech: 43% (p=0.0002*) Stereotypy: 39% (p<0.0001*) Social Withdrawal: 36% (p<0.0001*) Hyperactivity: 36% (p<0.0001*) Atypical behavior: 34% (p<0.001*) Communication: 20% (p<0.001*) Peer interaction: 20% (p<0.001*) Repetitive behavior: 33% (p<0.001*) Social reciprocity: 11% (p=0.0053*) Mean improvement:39% (p<0.0001*) Behavioral: 69% improved Social: 63% improved Emotional: 72% improved Mean improvement: 46% (p<0.0001*) Aberrant Behavior Checklist — Community (ABC-C) subscales % improvement Qualitative Caregiver Behavioral Problems Survey % Improvements Autism Parenting Stress Index Autism Impact Measure (AIM) % improvement Parent Rated Anxiety Scale for ASD (PRAS-ASD)

50% (P<0.0001) 61% (P<0.0001) 60% (P<0.0001) 53% (P<0.0001) 56% (P<0.0001) 0 5 10 15 20 25 30 35 40 Irritability Inappropriate Speech Stereotypy Social Withdrawal Hyperactivity ABC -C Subscale Score Mean Scores Baseline Week 14 Week 38 BRIGHT Period 2 Results: Statistically Significant Improvements from Baseline Sustained through Week 381 June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 31 ABC-C Irritability: Primary Endpoint to Support NDA Filing n=18 Lower values reflect improvement in each ABC-C subscale. *Same primary endpoint utilized in pivotal trials for two existing FDA approved ASD treatments 118 of 27 patients that completed week 14 demonstrated ≥35% improvement in the ABC-C at week 14 and were allowed to continue treatment for additional 24 weeks.

Next Steps in ASD June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 32 Submit Investigational New Drug (IND) application specific to ASD with finalized clinical protocol ASD is now third in priority and initiation of phase 3 program is deferred at this time

Positioned for Success

Leadership June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 34 Armando Anido Chairman of the Board and CEO Terri B. Sebree President Jim Fickenscher CFO and VP, Corporate Development Paul Kirsch VP, Regulatory Affairs and Quality Assurance Joe Apostolico VP, Human Resources Terry Hurst GM, Zynerba Pharmaceuticals Pty Ltd (Australia) Stephen O’Quinn, PharmD VP, Medical Affairs Albert P. Parker Chief Legal Officer Brian Rosenberger VP, Commercial and Business Development Nancy Tich, Ph.D. VP, Clinical Ray Mannion VP, Manufacturing Carol O’Neill VP, Development

Financial Strength June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 35 CASH AND CASH EQUIVALENTS $69.7M as of March 31, 2022; expected to be sufficient to fund operations and capital requirements to the end of 2023/early 2024 BALANCE SHEET CLEAN No debt, 43.6M shares outstanding (as of May 11, 2022)

A Year of Clinical Progress Ahead June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 36 Fragile X Syndrome (FXS) Autism Spectrum Disorder (ASD) 22q Deletion Syndrome (22q) U.S. Orphan Drug and Fast Track designations; EU Orphan Drug designation U.S. Orphan Drug designation Pivotal trial results expected in 2H 2023 Finalize regulatory pathway with FDA; Initiate phase 3 after RECONNECT top line results Submit IND with finalized clinical protocol; initiation of phase 3 program deferred

• Launch Zygel for FXS into a $1.9B+ U.S. market opportunity • Establish a fully integrated organization with U.S. commercial presence • Preparing for EU approval in FXS • Advance 22q and ASD Ph3 programs towards completion • Leaders in transdermal cannabidiol delivery • Late-stage clinical company with multiple CNS programs, all in areas of high unmet need • Launch Zygel in FXS via strategic partners in EU and other Territories • Launch Zygel into additional multi-billion $ market of 22q • Optimize Zygel growth with additional synergistic indications • Accelerate further growth through complimentary asset licensing and acquisition …and Beyond Zynerba Today… …in 2025 Zynerba Vision for Future Growth June 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 37 • Launch Zygel for FXS into a $1.9B+ U.S. market opportunity • Establish a fully integrated organization with U.S. commercial presence • Prepare for EU approval in FXS • Advance 22q Ph3 program towards completion

A different and exciting approach to Cannabidiol

© 2022 Zynerba Pharmaceuticals, Inc. All rights reserved. NASDAQ ZYNE Thank you!